Acquisitions (Tables)	12 Months Ended
Sep. 30, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Schedule of Purchase Consideration and Allocation

The Company acquired EMI Solutions, Inc. (“EMI Solutions”) in December 2023 and RaGE Systems, Inc. (“RaGE Systems”) in May 2024. The Company accounted for each of the acquisitions as a business combination. The following table summarizes the amount of the aggregate purchase consideration and the allocation to the tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values.

	EMI Solutions	RaGE Systems

Purchase consideration:
Contingently redeemable common stock	$8,856	$—
Class A Common Stock	—	7,682
Cash consideration (at present value)	2,041	1,836
	$10,897	$9,518
Allocation:
Cash	$45	$420
Accounts receivable	387	558
Inventory	155	1,146
Other current assets	7	5
Property and equipment	107	275
Intangible asset—customer relationships	4,500	7,400
Intangible asset—developed technology	—	300
Intangible asset—backlog	300	—
Intangible asset—trade name	100	200
Goodwill	6,841	4,008
Operating lease right-of-use asset	—	192
Other assets	30	57
Accounts payable	(228)	(1,647)
Accrued expenses	(263)	(1,622)
Operating lease liability	—	(192)
Deferred tax liability	(1,084)	(1,582)
	$10,897	$9,518

Schedule of Unaudited ProForma Net Revenues and Net income (Loss)

The following table shows unaudited pro forma net revenue and net loss of the Company, as if the acquisitions of EMI Solutions and RaGE Systems had each been completed as of October 1, 2022. The unaudited pro forma information is presented for informational purposes only and is not necessarily indicative of future operations or results had the acquisitions occurred on October 1, 2022.

Year ended September 30, 2024

Net revenue	$10,268
Net loss	(21,436)